SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

NanoString Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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NanoString Technologies, Inc.

530 Fairview Avenue N., Suite 300

Seattle, WA 98109

SUPPLEMENT TO THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON FRIDAY, JULY 18, 2014 AND ACCOMPANYING PROXY STATEMENT

On or about June 6, 2014, the proxy materials of NanoString Technologies, Inc., a Delaware corporation (the “Company”), were made available to stockholders in connection with the solicitation of proxies on behalf of the board of directors of the Company (the “Board”) for use at the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Friday, July 18, 2014 at 1:30 p.m., Pacific Time, at the Edgewater Hotel, 2411 Alaskan Way, Seattle, Washington 98121. The original proxy statement (the “Proxy Statement”) was filed with the U.S. Securities and Exchange Commission (“SEC”) on June 6, 2014.

This supplement, dated July 14, 2014 (the “Supplement”), supplements and amends the Proxy Statement and is being filed with the SEC on July 14, 2014 and will be available for stockholders to view on the following Internet address: http://www.proxyvote.com on July 14, 2014. Except as specifically supplemented or amended by the information contained in this Supplement, all information set forth in the Proxy Statement continues to apply and should be considered in voting your shares.

Our 2013 Annual Report on Form 10-K, the Proxy Statement, this Supplement and a form of proxy may be viewed on our website at www.nanostring.com. Click on “Investors” and then “Financial Information”.

STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THIS SUPPLEMENT CAREFULLY IN DECIDING HOW TO VOTE. Stockholders are asked to vote on the following matters at the 2014 Annual Meeting: (1) the election as Class I director the nominee named in this supplement to hold office until the 2017 annual meeting of stockholders or until his successor is duly elected and qualified and (2) a proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2014.

The Company will hold the Annual Meeting as previously scheduled. Proposal No. 2 in the Proxy Statement (“Proposal No. 2”) will be presented for stockholder consideration at the Annual Meeting. Following consideration of Proposal No. 2, the Company intends to adjourn the Annual Meeting to 9 a.m. on Monday, July 28, 2014 at the offices of Wilson Sonsini Goodrich & Rosati, P.C. at 701 Fifth Avenue, Suite 5100, Seattle WA 98105 (the “Adjourned Annual Meeting”) to allow stockholders time to consider the additional disclosures set forth in this Supplement regarding Proposal No. 1 in the Proxy Statement (“Proposal No. 1”). At the Adjourned Annual Meeting, only Proposal No. 1 will be presented for stockholder consideration.

Tina S. Nova Nomination as Director Candidate

On July 14, 2014 it was announced that Ms. Nova had accepted an offer of employment as Senior Vice President and General Manager, Oncology Business Unit of Illumina Inc. In accordance with our corporate governance principles adopted by the Board, Dr. Nova submitted her resignation from the Board, and the Board has accepted her resignation. The Board, with Dr. Nova’s consent, has withdrawn her nomination to serve on the Board for election at the company’s 2014 Annual Meeting scheduled for Friday July 18, 2014.

Election of Directors

As a result of the withdrawal of Dr. Nova’s nomination as a director-candidate, the Board has reduced the size of the Board and the number of nominees to be elected at the Adjourned Annual Meeting from two to one. At the Adjourned Annual Meeting, the Company’s stockholders will be asked to vote on the remaining director nominee: R. Bradley Gray.

If you have already submitted your proxy, you do not need to take any action unless you wish to change your vote.

Voting; Revocability of Proxies

At the Annual Meeting, the Company intends to hold the vote on Proposal No. 2. No vote will be taken with respect to Proposal No. 1 at the Annual Meeting. Once the vote on these matters is taken, the Company will adjourn the Annual Meeting. The Board does not presently intend to bring any other business before the Annual Meeting, and, so far as is known to the Board, no matters are to be brought before the Annual Meeting except as specified in the Proxy Statement.

At the Adjourned Annual Meeting, the Company intends to hold the vote only on Proposal No. 1. No vote will be taken with respect to any matters in the Proxy Statement other than Proposal No. 1 at the Adjourned Annual Meeting. The Board does not presently intend to bring any other business before the Adjourned Annual Meeting, and, so far as is known to the Board, no matters are to be brought before the Adjourned Annual Meeting except as specified in the Proxy Statement and this Supplement.

Please note that no votes, however cast, will be tabulated on any matter other than Proposal No. 1 following the Annual Meeting.

If you have already submitted your proxy, you do not need to take any action unless you wish to change your vote. If you have already submitted your proxy card and wish to change your vote based on any of the information contained in this Supplement, you may change your vote or revoke your proxy at any time before it is voted at the Annual Meeting or Adjourned Annual Meeting, as applicable.

If you were a stockholder of record as of the close of business on May 30, 2014, you may change your vote or revoke your proxy at any time before it is voted at the Annual Meeting or Adjourned Annual Meeting, as applicable, by:

•	entering a new vote by Internet or by telephone pursuant to the instructions set forth in the Proxy Statement;

•	returning a later-dated proxy card;

•	notifying the Corporate Secretary of NanoString Technologies, Inc., in writing, at 530 Fairview Avenue, N., Suite 2000, Seattle, WA 98109 at any time up to and including the last business day preceding the day of the Annual Meeting or Adjourned Annual Meeting, as applicable, or

•	completing a written ballot at the Annual Meeting or Adjourned Annual Meeting, as applicable,.

Please note that the telephone and Internet voting facilities for registered stockholders for all matters will close at 11:59 p.m. Eastern Time on July 17, 2014. Telephone and Internet voting facilities for registered stockholders for Proposal No. 1 will reopen following the Annual Meeting and will close at 11:59 p.m. Eastern Time on July 27, 2014.

If you hold your shares in street name and you vote by proxy, you may change your vote by submitting new voting instructions to your bank, broker or nominee in accordance with that entity’s procedures. In the absence of such revocation, shares represented by the proxies will be voted at the Annual Meeting and the Adjourned Annual Meeting.